UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 4, 2007

(Date of earliest event reported)

VIRGINIA FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

VIRGINIA	000-22283	54-1829288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 SOUTH MAIN STREET, CULPEPER, VIRGINIA	22701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 829-1633

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 4, 2007, Virginia Financial Group, Inc. (“VFG”) and FNB Corporation (“FNB”) issued a joint press release with respect to regulatory approval and timing of their proposed merger. A copy of the press release is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Important Additional Information Will be Filed with the SEC

This communication is being made in respect of the proposed merger of VFG and FNB. In connection with the proposed merger, VFG filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (Registration No. 333-146249) to register the shares of combined company common stock to be issued to FNB shareholders in the transaction, which includes a joint proxy statement/prospectus. The definitive joint proxy statement/prospectus will be mailed to the shareholders of VFG and FNB seeking their approval of the merger. In addition, each of VFG and FNB may file other relevant documents concerning the proposed merger with the SEC.

INVESTORS AND SECURITY HOLDERS OF VFG AND FNB ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS) AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT VFG, FNB, AND THE PROPOSED MERGER. Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Free copies of the joint proxy statement/prospectus also may be obtained by directing a request by telephone or mail to Virginia Financial Group, Inc., 1807 Seminole Trail, Suite 104, Charlottesville, Virginia 22901, Attention: Investor Relations (telephone: (434) 964-2211) or FNB Corporation, 105 Arbor Drive, P.O. Box 600, Christiansburg, Virginia 24068, Attention: Investor Relations (telephone: (540) 382-6042) or by accessing VFG’s website at http://www.vfgi.net under “SEC Filings and Other Documents” or FNB’s website at http://www.fnbonline.com under “Investor Relations/SEC Filings.”

The information on VFG’s and FNB’s websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

VFG and FNB and their directors, certain of their executive officers, and the members of FNB Shareholders for Progress are participants in the solicitation of proxies from the shareholders of VFG and/or FNB, respectively, in connection with the merger. Information about the directors and executive officers of VFG is set forth in the proxy statement for VFG’s 2007 annual meeting of shareholders filed with the SEC on March 28, 2007. Information about the directors and executive officers of FNB is set forth in the proxy statement for FNB’s 2007 annual meeting of shareholders filed with the SEC on March 30, 2007. Information about the members of FNB Shareholders for Progress is contained in the Schedule 14A filed by FNB on November 14, 2007. Additional information regarding these participants in the proxy solicitation and their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued jointly by Virginia Financial Group, Inc. and FNB Corporation, dated December 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virginia Financial Group, Inc.

By:	/s/ Jeffrey W. Farrar
Jeffrey W. Farrar
Executive Vice President and
Chief Financial Officer

Date: December 4, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued jointly by Virginia Financial Group, Inc. and FNB Corporation, dated December 4, 2007.